SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, For Use Of the Commission Only (as Permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Underss.240.14a-12


                          CVF TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: ....

     (2)  Aggregate number of securities to which transaction applies: ....

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ....

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: .................................

         (2)      Form, Schedule or Registration Statement No.: ...........

         (3)      Filing Party: ...........................................

         (4)      Date Filed: .............................................

                          CVF TECHNOLOGIES CORPORATION
                                916 CENTER STREET
                            LEWISTON, NEW YORK 14092


                   NOTICE OF 2000 ANNUAL STOCKHOLDERS' MEETING

To the Stockholders:

     Notice is hereby given that the 2000 Annual Meeting of Stockholders (the "Meeting"), of CVF Technologies Corporation (the "Company"), will be held at the Buffalo Marriott Hotel, 1340 Millersport Highway, Amherst, New York (immediately north of Route I-290), at 11:00 a.m., New York time, on June 22, 2000 for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified; and

     2.   To approve the CVF  Technologies  Corporation  2000 Stock Option Plan;
          and

     3. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on May 12, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Robert B. Nally
                                          Secretary

Date:  May 22, 2000


                   STOCKHOLDERS ARE URGED TO VOTE BY SIGNING,
                     DATING AND RETURNING THE ENCLOSED PROXY
                  IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE
                 NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                 May 22, 2000


                          CVF TECHNOLOGIES CORPORATION
                                916 CENTER STREET
                            LEWISTON, NEW YORK 14092

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2000

     The following information is furnished in connection with the Annual Meeting of Stockholders (the "Meeting"), of CVF Technologies Corporation (the "Company"), to be held on June 22, 2000 at 11:00 a.m., New York time, at the Buffalo Marriott Hotel, 1340 Millersport Highway, Amherst, New York (immediately north of Route I-290). A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 is enclosed with this Proxy Statement and Form of Proxy. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company's Secretary, 916 Center Street, Lewiston, New York 14092. This Proxy Statement and Form of Proxy will be first sent to stockholders on or about May 22, 2000.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     THE ENCLOSED PROXY FOR THE MEETING IS BEING SOLICITED BY THE DIRECTORS OF THE COMPANY. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and Company employees (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, $0.001 par value per share, of the Company ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on May 12, 2000. On such date there were 7,785,953 Shares outstanding, entitled to one vote each.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of May 9, 2000, the approximate number of Shares beneficially owned by each person known by the Company to be the beneficial owner of more than 5% of the Shares, and the name and shareholdings of each executive officer and director, and all executive officers and directors as a group. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

NAME AND ADDRESS                                 AMOUNT              PERCENT
OF BENEFICIAL OWNER                         BENEFICIALLY OWNED       OF CLASS
-------------------                         ------------------       --------
Jeffrey I. Dreben (1).......................      608,524              7.8%
916 Center Street
Lewiston, New York 14092

Robert B. Nally (1).........................      609,524              7.8%
189 Mary Street
Waterloo, Ontario N2J 1S1

Brant Investments Limited...................    1,235,731             15.8%
c/o Royal Trust Company -- Pension Dept.
Royal Trust Tower, 7th Floor
77 King Street West
Toronto, Ontario M5W 1P9

Prudential Insurance Company of America.....      610,750              7.8%
c/o Canada Trust Pension Trust Services
320 Bay Street West, 3rd Floor
Toronto, Ontario M5H 2P6

Directors and Officers as a Group ..........    1,617,048             20.7%
(5 persons) (1)(2)(3)(4)(5)(6)

-----------------

(1) Each of Messrs. Dreben and Nally owns 207,880 Shares underlying a warrant (the "Warrant") exercisable by Canadian Venture Founders Management Limited, of which Messrs. Dreben and Nally each owns 21.8%. The wives of Mr. Dreben and Mr. Nally are the registered holders of their husbands' interests in Canadian Venture Founders Management Limited. Accordingly, Mr. Dreben and Mr. Nally expressly disclaim beneficial ownership of the 207,880 Shares underlying the Warrant. Messrs. Dreben and Nally also each hold 100,000 options to acquire Shares at an option price of $3.25 per share and 100,000 options to acquire Shares at an option price of $2.88 per share. Also includes with respect to Mr. Dreben 200,644 Shares owned by Mr. Dreben's wife as to which Mr. Dreben disclaims beneficial ownership and, with respect to Mr. Nally, 201,644 Shares owned by Mr. Nally's wife as to which Mr. Nally disclaims beneficial ownership.

(2) Mr. Khouri has been issued 45,000 options to acquire Shares of the Company at an option price of $3.25 per share, exercisable up to September 30, 2002. On March 4, 1999, Mr. Khouri was issued an additional 30,000 options to acquire Shares at an option price of $2.88 per share.

(3) Robert Glazier has been issued 20,000 options to acquire Shares of the Company at an option price of $3.25. On March 4, 1999, Mr. Glazier was issued an additional 30,000 options to acquire Shares at an option price of $2.88 per share.

(4) Mr. Lawrence Casse, a Vice President of the Company, has been issued 20,000 options to acquire Shares of the Company at an option price of $3.25 per share.

(5) Mr. J. Murray Kierans, a Vice President of the Company, has been issued 180,000 options to acquire Shares of the Company at an exercise price of $2.88 per share.

(6) Mr. Robert L. Miller, Chief Financial Officer of the Company, has been issued 75,000 options to acquire Shares of the Company at an exercise price of $2.88 per Share.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors has nominated four candidates for election at the Meeting. If a quorum is present, those nominees receiving a plurality of the votes cast at the Meeting will be elected as directors. A "plurality" means that the nominees who receive the greatest number of votes at the Meeting are elected as directors. Any Shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted to determine a plurality. Each person so elected shall serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

     The directors of the Company recommend a vote FOR the nominees listed below. All nominees are currently serving as directors of the Company and were elected directors at the 1999 Annual Meeting of Stockholders.

     Unless instructed otherwise, proxies will be voted FOR the nominees listed below. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                              PRINCIPAL OCCUPATION AND BUSINESS
NAME AND POSITION     AGE     EXPERIENCE FOR PAST FIVE YEARS (1)
-----------------     ---     ----------------------------------
Jeffrey I. Dreben     55      Director, Chairman, President and Chief Executive
                              Officer of the Company since 1995; Director, Vice
                              President and Treasurer of CVF Management from
                              1989 to 1995.

Robert H. Glazier     51      Director of the Company since 1998; President and
                              Chief Executive Officer of Donatech Corporation
                              (computer software consulting company) since 1986.

Robert B. Nally       52      Director and Consultant to the Company since
                              1995; Treasurer and Secretary of the Company since 1997; Chief Operating Officer and Chief
                              Technology Officer since January 1, 1999;
                              Chairman of RDM Corporation (technologies for check processing and electronic commerce solutions) since 1995; Vice President and Secretary of CVF Management from 1989 to 1995.

George A. Khouri      53      Director and Special Consultant to the Company
                              since 1997; Managing Director -- Capital Markets for Nomura Securities International Inc. from
                              1993 to 1996; Vice President of Trigon Group (an investment banking boutique) from 1992 to 1993.

-----------------

(1) Unless otherwise stated, each nominee has held the position indicated for at least the past five years.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     No members of the Board of Directors, except Mr. Nally, serve on the Boards of Directors or the Boards of Trustees of any other publicly-held companies. Mr. Nally serves on the Board of Directors of Virtek Vision International Inc. and RDM Corporation, both of which are publicly-held Canadian corporations.

COMMITTEES AND MEETING DATA

     During the year ended December 31, 1999, the full Board of Directors met on two occasions. Each director attended all of the meetings of the Board. The Company has a standing Audit Committee consisting of Messrs. Dreben, Glazier, Khouri and Nally which met on two occasions during the year ended December 31, 1999. The function of the Audit Committee is to recommend to the Board of Directors the firm of independent public accountants to audit the Company's financial statements each fiscal year, review with the independent auditor the general scope of this service, review the nature and extent of the nonaudit services to be performed by the independent auditors, and consult with management on the activities of the Company's independent auditors and the Company's system of internal control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, executive officers and more than 10 percent stockholders of the Company file reports with the Securities and Exchange Commission within the first 10 days of the month following any purchase or sale of Shares. During 1999, none of the executive officers and directors of the Company, to the knowledge of the Company, were late in filing a report under Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers.

                                    PRINCIPAL OCCUPATION AND BUSINESS
NAME AND POSITION         AGE       EXPERIENCE FOR PAST FIVE YEARS
---------------------     ---       ---------------------------------
Jeffrey I. Dreben         55        See table under "Nominees."  Chairman,
                                    President and Chief Executive Officer.

Robert B. Nally           52        See table under "Nominees."  Chief Operating
                                    Officer and Chief Technology Officer,
                                    Treasurer and Secretary.

Robert L. Miller          48        Chief Financial Officer since June 1999;
                                    Vice President of Finance/Controller of U.S.
                                    Appraisal, Inc. from March 1998 to April
                                    1999; Vice President/Controller of Pratt &
                                    Lambert United, Inc. from 1985 to 1996.

J. Murray Kierans         55        Vice President Corporate Development since
                                    January 1999; Vice President Corporate
                                    Development of U.S.-based venture capital company from 1995 until December 1998;
                                    Business and Tax Attorney practicing
                                    privately from 1976 until 1995.

Lawrence M. Casse         43        Consultant to Company since March 1997;
                                    appointed Vice President of Company in
                                    April 1998; President of Resonance Capital
                                    Corporation from 1993 to 1997.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 1999, 1998 and 1997, the amount of the compensation paid by the Company to its Chief Executive Officer and all other executive officers whose cash compensation during the year ended December 31, 1999 exceeded $100,000 (the "Named Officers").

OTHER
                                     ANNUAL         COMPENSATION       OTHER
NAME AND POSITION            YEAR    SALARY            BONUS        COMPENSATION
-----------------            ----    ------         ------------    ------------
Jeffrey I. Dreben            1999   $200,000          $25,000            --
  Chairman, President and    1998    200,000           20,000            --
  Chief Executive Officer    1997    200,000          500,000(1)     $638,863(1)

Robert B. Nally              1999    134,762(2)(4)     25,000            --
  Chief Operating Officer,   1998    133,571(3)(4)     13,492(3)(4)      --
  Chief Technology Officer,  1997    140,000(4)       500,000(1)(4)   622,952(1)
  Treasurer and Secretary

J. Murray Kierans            1999    120,000            4,000
  Vice President
  Corporate Development

-----------------

(1) During 1997, the Company repurchased 601,932 of its Shares for an aggregate consideration of $10 from a corporation owned by officers of the Company. The Company simultaneously issued to these officers options to purchase an equal number of Shares for $0.05 per Share. The Company recorded no expense effect on this exchange. During 1997, the options were exercised at a time when the quoted market price of the Shares was $3.00 per Share. On this sequence of transactions the Company recorded a $727,163 tax benefit as an increase in additional paid in capital. Bonuses were paid to these officers as compensation for the related personal tax liabilities. The total net after tax cash disbursement cost to the Company for these bonuses was approximately $250,000. Bonuses of this nature are not expected to reoccur in the future.

(2) Paid in Canadian currency but translated in the table to U.S. currency based on the average exchange rate for 1999 of Canadian $1.00 = U.S. $.6738.

(3) Paid in Canadian currency but translated in the table to U.S. currency based on the exchange rate of Canadian $1.00 = U.S. $.6746.

(4) Paid under Mr. Nally's Consulting Arrangement with the Company which is discussed under "Certain Transactions and Relationships."

     Option Grants and Exercises. The following table sets forth grants of stock options to acquire Shares with respect to the Named Officers during the year ended December 31, 1999.


                                            INDIVIDUAL GRANTS
                                            -----------------

                      NUMBER OF             % OF TOTAL
                      SECURITIES            OPTIONS/SARS
                      UNDERLYING            GRANTED TO            EXERCISE OR
                      OPTIONS/SARS          EMPLOYEES             BASE PRICE      EXPIRATION
NAME                  GRANTED (#)           IN FISCAL YEAR        ($/SH)          DATE
----                  -----------           ---------------       -----------     -----------
Jeffrey I. Dreben      100,000                   18.9%              $2.88           3/4/04

Robert B. Nally        100,000                   18.9%              $2.88           3/4/04

J. Murray Kierans      180,000                   34.0%              $2.88           3/4/04


     Option Exercises and Year End Values. The following table shows the options which were outstanding for the Named Officers during the year ended December 31, 1999. No options were exercised by the Named Officers during the year ended December 31, 1999.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                     NUMBER OF
                                                     SECURITIES            VALUE OF
                                                     UNDERLYING            UNEXERCISED
                                                     UNEXERCISED           IN-THE-MONEY
                                                     OPTIONS/SARS          OPTIONS/SARS
                      SHARES                         AT FY-END (#)         AT FY-END ($)
                      ACQUIRED          VALUE        EXERCISABLE/          EXERCISABLE/
NAME                  ON EXERCISE       REALIZED     UNEXERCISABLE         UNEXERCISABLE
----                  -----------       --------     -------------         -------------
Jeffrey I. Dreben        -0-             $-0-          200,000/0            $174,500/0

Robert B. Nally          -0-             $-0-          200,000/0            $174,500/0

J. Murray Kierans        -0-             $-0-          60,000/120,000       $ 63,450/126,900


     Director's Fees. The Company does not currently pay any additional fees to the directors who are also officers of or consultants to the Company. Mr. Khouri became a consultant to the Company in June 1997 and is paid $5,802 per month in consulting fees. See "Certain Transactions and Relationships." Robert Glazier, appointed a director in January 1998, is entitled to receive $750 per Board of Directors meeting attended in person and $375 per telephonic board meeting in which he participates. As additional compensation as directors, in March 1999, Messrs. Khouri and Glazier were each issued options to acquire 30,000 Shares at an exercise price of $2.88 per share.

Employment Agreement. In February, 1999 CVF Technologies International, Inc., a wholly owned subsidiary of the Company, entered into an employment agreement with J. Murray Kierans for his employment as Managing Director and Vice President Corporate Development of the Company. The term of the agreement is indefinite subject to either parties' right to terminate the agreement with three months prior notice. Compensation under the agreement is as stated under "Executive Compensation" above.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Arrangements with Mr. Gissing. In connection with the resignation of Mr. Malcolm Gissing in May 1997, the Company agreed to pay Mr. Gissing a deferred retirement benefit of $6,000 CDN per month for life.

     Transactions with CVF, Inc. Pursuant to a stock purchase agreement dated February 5, 1997, the Company repurchased 601,932 Shares from CVF, Inc. for an aggregate purchase price of $10.00. The stockholders of CVF, Inc. at that time included Messrs. Dreben and Nally, current directors and nominees for directors of the Company. Also on February 5, 1997, the Company issued options to purchase an aggregate of 601,932 Shares for $.05 per Share to Messrs. Dreben, Nally and a former director. The transactions of February 5, 1997 were structured to be a like-kind exchange with no effect on earnings. On May 30, 1997, these options were exercised.

     Service Agreement with D and N Consulting Corporation. The Company entered into a Service Agreement dated February 10, 1997 with D and N Consulting Corporation ("D and N"), identical to the agreement the Company formerly had with CVF, Inc., the predecessor to D and N, pursuant to which D and N would provide a variety of administrative, managerial and clerical services to the Company. Under the Service Agreement, D and N would be responsible for all administrative requirements of the Company, including, but not limited to, maintaining the books of the Company, preparing periodic reports to the Board of Directors of the Company and providing office facilities and travel expenses. In return for the above services, D and N is to be paid a service fee based on an annual budget prepared by D and N and approved by the Board of Directors of the Company. Messrs. Dreben and Nally are each officers and 50% stockholders of D and N. D and N and the Company have mutually agreed to defer operation of the Service Agreement. Instead, the services continue to be provided by the officers, employees and consultants of the Company, and the Company has neither paid nor accrued service fees under the Service Agreement. In March 2000, the Service Agreement was extended for an additional period and now runs through March 27, 2005.

     Consulting  Arrangement  with  Mr.  Khouri.   Pursuant  to  an  Independent
Consultant Agreement, for the months of April and May 1997, Mr. Khouri, a director of the Company, provided the Company with consulting services, as well as services as a director, in exchange for which Mr. Khouri received consulting fees of $750 per day and director fees of $1,000 per month. Effective June 1, 1997 the Company reached a new agreement with Mr. Khouri with a one-year term which was renewable if mutually agreed to by the parties pursuant to which Mr. Khouri provided the Company with consulting services and reported directly to the President of the Company in exchange for which Mr. Khouri received $10,500 per month and no additional fees, other than options to acquire Shares, as a director. This consulting agreement, which was renewed for another year effective June 1998, was terminable by either party upon 90 days notice of the intent to so terminate. Effective December 1, 1999, the Company reached a new agreement with Mr. Khouri with a one-year term which is renewable if mutually agreed to by the parties pursuant to which Mr. Khouri provides the Company with consulting services and reports directly to the President of the Company in exchange for which Mr. Khouri receives $5,802 per month and receives no other compensation other than options to acquire Shares as a director. Upon termination, Mr. Khouri will resign as a director. Periodically, the President of the Company will review Mr. Khouri's performance and determine whether to continue Mr. Khouri's consulting arrangement.

     Consulting Arrangement with Mr. Nally. The Company has an oral understanding with Mr. Nally, a director and an officer of the Company, pursuant to which Mr. Nally provides the Company with certain consulting services, particularly with respect to technology management, in exchange for which Mr. Nally receives compensation as determined by the Board of Directors. In 1998 and 1999, Mr. Nally received $147,063 and $159,762, respectively, for his services as a consultant to the Company.

     Transaction with RDM Corporation. In December 1997, the Company purchased 1,428,572 special warrants in RDM Corporation for a total purchase price of $1,000,000 CDN ($659,400 US) based on the conversion price on August 5, 1998 of $1.00 (US) to $1.52 (CDN). The special warrants were exercised in June 1998 and were exchanged for 1,428,572 common shares of RDM Corporation. During 1998 the Company purchased 339,500 additional common shares of RDM Corporation and 270,000 special warrants were granted to the Company. The special warrants include an exercise price of $1.32 (CDN) per share ($.89 US) exercisable until September 30,2000. In 1999, 100,000 additional common shares of RDM Corporation were purchased bringing the total number of shares owned by the Company in RDM Corporation to 1,868,072 shares (approximately 16% of the outstanding shares). RDM Corporation is a Canadian corporation which develops and supplies technologies for check processing and electronic e-commerce solutions. Mr. Nally, an officer, director and nominee of the Company has been Chairman of RDM Corporation since 1995 and beneficially owns 1,957,183 common shares (approximately 17% of the outstanding shares) of RDM Corporation.

                                 PROPOSAL NO. 2
                APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

     The Company is asking for stockholder approval of the 2000 Stock Option Plan (the "2000 Plan"), which was adopted by the Board of Directors on February 24, 2000. The affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon is required for approval of the 2000 Plan. Any grants made under the 2000 Plan will be canceled unless the stockholders approve the 2000 Plan. The full text of the 2000 Plan is attached to this Proxy Statement as Exhibit A. The following description of the 2000 Plan is qualified in its entirety by reference to such text.

General

     The Board of Directors has determined to adopt the 2000 Plan to provide additional shares for the grant of options.

Grants Under 2000 Plan

     As of February 24, 2000, the Board of Directors granted options under the 2000 Plan, subject to stockholder approval, to each of Jeffrey I. Dreben, Chairman, President and Chief Executive Officer of the Company, Robert B. Nally, Chief Operating Officer and Chief Technology Officer to the Company, George A. Khouri, a consultant to the Company, Robert H. Glazier, a director of the Company, Lawrence M. Casse, a Vice President of the Company, and Diana Sutherland, Teresa Bono and Kelly Crystal, each an employee of the Company. Each of Messrs. Dreben and Nally received options to acquire 100,000 shares of the Company's common stock, each of Messrs. Khouri and Glazier received options to acquire 30,000 shares of the Company's common stock, Mr. Casse received an option to acquire 20,000 shares of the Company's common stock, and each of Mmes. Sutherland, Bono and Crystal received options to acquire 5,000 shares of the Company's common stock, all at an exercise price of $2.875 (U.S.) per share, which was the closing price of the Company's Shares on the AMEX on the date of the grant. The options granted to Messrs. Dreben, Nally, Khouri, Glazier, and Casse and Mmes. Sutherland, Bono and Crystal will vest and become exercisable as provided for by the Board of Directors. A vote to approve the 2000 Plan also constitutes a vote to approve the option grants to Messrs. Dreben, Nally, Khouri, Glazier, and Casse and Mmes. Sutherland, Bono and Crystal. In the event stockholder approval of the 2000 Plan is not obtained, the grants to Messrs. Dreben, Nally, Khouri, Glazier, and Casse and Mmes. Sutherland, Bono and Crystal thereunder will be canceled.

Purpose

     The 2000 Plan is intended to provide long term incentives and rewards to directors, officers and other key employees or persons responsible for the success and growth of the Company, to attract and retain such persons on a competitive basis and to associate the interests of such persons with those of the Company.

Duration, Modification and Termination of the 2000 Plan

     The Company's Board of Directors, or other committee designated to administer the 2000 Plan, may at any time and from time to time alter, amend, suspend or terminate the 2000 Plan in whole or in part, except that no amendment may adversely affect any of the material rights of any optionee, without such optionee's consent, under any option theretofore granted under the 2000 Plan. The power to grant options under the 2000 Plan will automatically terminate ten years following the approval of the 2000 Plan by the stockholders of the Company, or June 22, 2010. In the event that the 2000 Plan is terminated, any unexercised options shall continue to be exercisable in accordance with their terms and the terms of this 2000 Plan in effect immediately prior to such termination; provided, however, that in no event may any option be exercised more than ten years from its date of grant.

Administration

     The 2000 Plan provides that it is to be administered by the Board or such other committee as the Board may designate (the "Committee"). Subject to the requirements set forth above, the Board has the authority to remove and add members of the Committee and fill all vacancies. The Board has the authority in its sole discretion, subject to and not inconsistent with the express provisions of the 2000 Plan, to administer the 2000 Plan and to exercise all the powers and authorities either specifically granted to it under the 2000 Plan or necessary or advisable in administration of the 2000 Plan, including, without limitation, the authority to grant and to modify options, to determine the persons to whom and the time or times at which options shall be granted, to determine the type and number of options to be granted and the terms, conditions and restrictions relating to any option, to determine whether, to what extent, and under what circumstances an option may be settled, cancelled, forfeited, exchanged or surrendered, to construe and interpret the 2000 Plan and any option, to prescribe, amend and rescind rules and regulations relating to the 2000 Plan, to determine the terms and provisions of agreements evidencing options granted under the 2000 Plan, to correct any defect, supply any deficiency and reconcile any inconsistency in the 2000 Plan or any option granted under the 2000 Plan, to amend the 2000 Plan, and to make all other determinations deemed necessary or advisable for the administration of the 2000 Plan. The Board may designate one or more persons to implement its rules, regulations and determinations made with respect to the 2000 Plan, to execute and deliver instruments and documents related thereto and take certain other actions.

     All decisions, determinations and interpretations of the Board are final and binding on all persons, including the Company, any optionee (or any person claiming any rights under the 2000 Plan from or through any optionee). The Committee (if any), from time to time, and whenever requested, will report to the Board on its administration of the 2000 Plan and the actions it has taken. All expenses of administering the 2000 Plan will be paid by the Company.

Securities Offered Under the 2000 Plan

     The 2000 Plan authorizes the offer and sale of 750,000 Shares pursuant to the exercise of stock options. The Shares to be purchased pursuant to the exercise of options under the 2000 Plan will be issued from either authorized and unissued Shares or any issued Shares reacquired by the Company, including Shares purchased in the open market, in private transactions or otherwise. In the event any Shares subject to an option are forfeited, cancelled, exchanged or surrendered or if an option otherwise terminates or expires without a distribution of Shares to the optionee, the Shares with respect to such option will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants of options under the 2000 Plan.

Eligibility

     Persons eligible for the grant of options under the 2000 Plan are the officers, directors (including non-employee directors) and employees of the Company, and other persons responsible for the success of the Company in the sole discretion of the Board. There are currently approximately twenty-five (25) persons eligible for the grant of options under the 2000 Plan. The Board determines those persons to whom and the time or times at which options shall be granted, the type and number of options to be granted and the terms, conditions and restrictions relating to any option. Under the 2000 Plan, no participant may be granted options to acquire more than 200,000 shares of Common Stock in any year.

Option Agreements

     Stock options granted pursuant to the 2000 Plan will be evidenced by a written stock option agreement instrument or certificate ("Option Agreement") in such form and containing such terms and conditions as the Board from time to time approve, subject to the 2000 Plan. Each Option Agreement will state the number of shares to which it relates, whether the option constitutes an incentive stock option ("ISO") qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a non-qualified stock option, and the option price. In the case of an ISO granted to a person owning more than 10% of the voting stock of the Company, the option price will not be less than 110% of the fair market value of the common stock on the date of grant. The fair market value of a Share as of a particular date means the closing price of a Share as reported on the AMEX on the last preceding day on which such Shares were sold.

     An Option Agreement may require that the optionee agree to remain in the employ of, or otherwise maintain his, her or its relationship with, the Company for a specified period of time from the date of grant of the option. The 2000 Plan and any Option Agreement will confer no right on any person to continue in the employ of or to be entitled to any remuneration or benefits not set forth in the 2000 Plan or any Option Agreement or otherwise limit the Company's right to terminate the optionee's employment with or service to the Company.

Payment for Shares Offered Under the 2000 Plan

     Payment for Shares purchased pursuant to the exercise of options granted under the 2000 Plan is to be made in full, at the time of exercise (i) in cash, or (ii) in Shares already owned by the optionee having a fair market value equal to the option exercise price or in a combination of cash and Shares or (iii) in the sole discretion of the Board, through a cashless exercise procedure whereby the optionee pays the exercise price by directing that the Shares otherwise deliverable on exercise of the option be withheld, or through delivery of a notice instructing the Company to deliver the Shares deliverable upon exercise of the option to a broker against delivery by the broker of the exercise price in cash or through a promissory note. All required state and federal withholding taxes are also payable by the optionee.

Term and Exercise of Options

     The Board has discretion to determine the term of an option; provided, however, that under the 2000 Plan an option may never be exercised more than 10 years from its date of grant. In the case of an ISO granted to a person owning more than 10% of the voting stock of the Company, the term may not exceed five years from the date of grant. Options may be exercised in full at any time or in part from time to time in accordance with the 2000 Plan and the provisions of any applicable Option Agreement. The Board may require in its discretion that any option granted becomes exercisable only in installments or after some minimum period of time, or both. The Board has the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An option is exercised under the 2000 Plan by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of Shares with respect to which the option is being exercised. Options may not be transferred by an optionee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of an optionee only by such optionee or such optionee's guardian or legal representatives.

     With respect to ISOs, the aggregate fair market value (determined as of the date the ISO is granted) of the Shares with respect to which ISOs granted under this 2000 Plan and all other plans of the Company become exercisable for the first time by each optionee during any calendar year may not exceed $100,000.

Effect of Termination of Employment, Disability, Death

     The Board has exclusive authority to determine if, and for how long, and under what conditions any option may be exercised after termination of an optionee's employment with or service to the Company, including by reason of the optionee's death; provided, however, that in no event will an option continue to be exercisable beyond the expiration date of such option.

Certain Adjustments

     In the event the Board determines that any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of optionees under the 2000 Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock of the Company which may thereafter be issued in connection with options, (ii) the number and kind of shares of stock of the Company issued or issuable in respect of outstanding options, and (iii) the exercise price, grant price or purchase price relating to any option. With respect to ISOs, any such adjustments will be made in accordance with the applicable requirements of the Code.

     No person has any claim to be granted any option under the 2000 Plan and there is no obligation for uniformity of treatment among optionees. No optionee nor any transferee of an option has any rights as a stockholder with respect to any shares of Shares covered by an option until the date of issuance of a stock certificate for such Shares.

Certain U.S. Federal Income Tax Consequences

     The following discusses certain of the U.S. federal income tax consequences associated with (i) the grant of a stock option under the 2000 Plan, (ii) the exercise of such option and (iii) the disposition of shares received upon the exercise of an option. This description of tax consequences is based upon present U.S. federal tax laws and regulations, but does not purport to be a complete description of the U.S. federal income tax consequences under the 2000 Plan.

     Non-Qualified Stock Options. The grant of a non-qualified stock option (including any option that exceeds the limitations on incentive stock options described below) to an optionee will not be a taxable event so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the 2000 Plan will not be regarded as having a readily ascertainable fair market value. Accordingly, the optionee will not be subject to any income tax consequences with respect to such option unless and until the option is exercised.

     Upon the exercise of a non-qualified stock option, the optionee generally will recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the Shares on the date of exercise. Generally, the Company will be entitled to a federal income tax deduction in the amount of the "spread" recognized by the optionee as ordinary compensation income. However, if the Shares received by the optionee are not "vested"--that is, the optionee's right to enjoy the full benefits of ownership of the Shares are conditioned on rendering further services or are subject to other restrictions that constitute a substantial risk of forfeiture--then the optionee will not be required to include such "spread" in income upon exercise, unless the optionee elected to do so under Section 83(b) of the Code.

     On the delivery by an optionee of Shares already owned by the optionee as payment for the exercise price of a non-qualified stock option, the number of Shares received on exercise of the option equal to the number of Shares surrendered is a tax-free exchange with no resulting recognition of income to the optionee. Any additional Shares the optionee receives on exercise of the option in excess of the number of Shares surrendered will be recognized by the optionee as ordinary compensation income in an amount equal to the fair market value of such Shares. The tax basis of the Shares received on surrender of the previously owned Shares is the tax basis of the Shares so surrendered, and the tax basis of the additional Shares received is the amount recognized as ordinary compensation income by the optionee, that is, the fair market value of such additional Shares.

     The payment by an optionee of the exercise price of a non-qualified stock option by means of surrender of the existing option will result in the optionee recognizing ordinary compensation income on the "spread" between the exercise price of the option surrendered and the fair market value of the Shares on the date of exercise. Generally, the Company will be entitled to a deduction in the amount of this "spread." The tax basis of the Shares the optionee receives on exercise will be the fair market value of such Shares on the date of exercise.

     The amount and character (whether long-term or short-term) of any gain or loss realized on a subsequent disposition of Shares by the optionee generally will depend on, among other things, whether such disposition occurred before or after such Shares vested, whether an election under Code Section 83(b) with respect to such Shares had been made, and the length of time such shares were held by the optionee.

     Incentive Stock Options. Pursuant to the Code, ISOs may be granted only to employees of the Company. There are no federal income tax consequences associated with the grant of an ISO to an employee. However, in contrast to the exercise of a non-qualified stock option, the exercise of an ISO will not cause an employee to recognize taxable income for regular income tax purposes. If the employee holds the Shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for at least one year after exercise, any gain realized on the subsequent sale or exchange of such Shares generally will be treated as long-term capital gain. If the Shares are sold or otherwise disposed of prior to the expiration of such periods (a "disqualifying disposition"), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain will instead be taxable as ordinary compensation income and the Company would be entitled to a federal income tax deduction in such amount. The amount of such gain which would be characterized as ordinary income will not exceed an amount equal to the excess of (i) the fair market value of such Shares as of the date the option was exercised over (ii) the amount paid for such Shares. Any loss recognized upon a taxable disposition of the Shares generally will be characterized as a capital loss.

     On the delivery by an optionee of Shares already owned by the optionee as payment of the exercise price of an ISO, the number of Shares received on exercise of the ISO equal to the Shares surrendered is a tax-free exchange with no resulting recognition of income to the optionee. Any additional Shares the optionee receives on exercise of the ISO in excess of the number of Shares surrendered will be treated as the exercise of an ISO and will not cause the optionee to recognize taxable income for regular income tax purposes. The tax basis of the Shares received on surrender of the previously owned Shares is the tax basis of the Shares so surrendered, and the basis of any additional Shares received on exercise of the ISO is the amount of any cash or other property paid on such exercise. However, if stock received on exercise of an ISO is used in connection with the exercise of an ISO when the holding period with respect to such stock is not met, such use will be considered a disqualifying disposition.

     The payment by an optionee of the exercise price of an ISO by means of surrender of such ISO will result in the optionee recognizing ordinary compensation income on the spread between the exercise price and the fair market value with respect to that number of options so surrendered less the number of options exercised for Shares. Generally, the Company will be entitled to a deduction in the amount of this "spread." The tax basis of the Shares the optionee receives on exercise of the option in this manner will be the amount paid for such Shares.

     Withholding Taxes. The Company may require any optionee or such other person entitled to receive Shares pursuant to the exercise of an option, to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such optionee or other person of a certificate representing such option Shares. Each optionee shall have the right to pay any or all required withholding taxes by delivering to the Company Shares already owned. The Company may authorize the optionee to pay any or all required withholding taxes by directing that Shares otherwise deliverable upon exercise of the option be withheld.

     On any disqualifying disposition of Shares acquired pursuant to the exercise of an ISO, the Company shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disqualifying disposition. The optionee has the right to pay any or all of such required withholding taxes by delivering to the Company Shares already owned.

     Limitation on  Deductibility of Certain Change in Control  Payments.  Under
Section 280G of the Code, the Company may not deduct certain compensation payable in connection with a change of control. The acceleration of existing stock options could give rise to non-deductible payments under Section 280G.

Reasons for Authorization and Vote Required

     Reason for Authorization. The 2000 Plan is being submitted for stockholder approval pursuant to the provisions of the Code governing incentive stock options and the rules of the American Stock Exchange. It is intended that awards under the 2000 Plan may constitute qualified performance based compensation for purposes of Section 162(m) of the Code.

     Vote Required. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve and adopt the 2000 Plan.

                                 PROPOSAL NO. 3
                                  OTHER MATTERS

     So far as management of the Company is aware, no matters other than those outlined in this Proxy Statement will be presented at the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

                             INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP, has audited the financial statements of the Company since 1997. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     A stockholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting must deliver a proposal so it is received at the Company's offices no later than the close of business on January 23, 2001 in order to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Stockholders.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Robert B. Nally
                                    Secretary

Lewiston, New York
May 22, 2000

                                    EXHIBIT A

                          CVF TECHNOLOGIES CORPORATION
                             2000 STOCK OPTION PLAN

I.   Purpose.

     The purpose of the CVF Technologies Corporation 2000 Stock Option Plan (the "Plan") is to provide, through options to purchase shares of common stock, par value of $.001, of CVF Technologies Corporation long term incentives and rewards to directors, officers and other key employees or persons responsible for the success and growth of CVF Technologies Corporation (the "Company"), to attract and retain such persons and to associate the interests of such persons with the interests of the Company.

II.  Effective Date.

     The Plan was approved by the Board of Directors on February 24, 2000 (the "Effective Date") and shall be submitted to the stockholders of the Company for approval at a meeting to be held on or about June 22, 2000, or at any adjournment thereof. Options granted hereunder prior to stockholder approval of the Plan shall be canceled in the event shareholder approval is not obtained.

III. Definitions.

     The following terms, as used herein, shall have the following meanings:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Closing Price", as of a particular date, shall mean (i) if the shares of Stock are then listed or admitted to trading on a national securities exchange, the last reported sales price of a share of Stock sold in the regular way on the principal national securities exchange on which such Stock is listed or admitted to trade, or if no sales occurred on such date, the last sales price on the last preceding day on which such shares of Stock were sold on such exchange or (ii) if the shares of Stock are not then listed or admitted to trading on any national securities exchange, the last reported sale price for a share of Stock as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the last preceding day on which such shares of Stock were reported sold.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean such committee, if any, as the Board, in its discretion, designates to administer the Plan, which Committee shall be composed of not less than two directors each of whom is a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     (e) "Company" shall mean CVF Technologies Corporation and its subsidiaries now held or hereafter acquired.

     (f) "Fair Market Value", as of a particular date, shall mean (i) if the shares of Stock are then listed or admitted to trading on a national securities exchange or reported on NASDAQ, the Closing Price or (ii) if the shares of Stock are not then listed or admitted to trading on a national securities exchange or reported on NASDAQ, such value as the Board, acting in good faith and in its sole discretion, shall determine.

     (g)  "Incentive   Stock  Option"  shall  mean  an  Option  that  meets  the
requirements of Section 422 of the Code, or any successor provision, and that is designated by the Board or the Committee as an Incentive Stock Option.

     (h) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

     (i) "Option" shall mean the right, granted pursuant to this Plan, of a holder thereof to purchase shares of Stock under the Plan at a price and upon the terms to be specified by the Board or the Committee.

     (j) "Option Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Option.

     (k) "Participant" shall mean an officer, director, employee or independent contractor of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

     (l) "Plan" shall mean the CVF Technologies Corporation 2000 Stock Option Plan.

     (m) "Stock" shall mean shares of common stock, par value of $.001, of the Company.

     (n) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code.

IV.  Administration.

     The Plan shall be administered by the Board. The Board shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to modify the terms of any Options granted under the Plan; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted and the terms, conditions and restrictions relating to any Option; to determine whether, to what extent, and under what circumstances an Option may be settled, canceled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Option Agreements; to correct any defect, supply any deficiency and reconcile any inconsistency in the Plan or any Option granted hereunder; to amend the Plan to reflect changes in applicable law; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may designate one or more persons to implement its rules, regulations and determinations and to execute and deliver documents and instruments and otherwise act on its behalf in accordance with guidelines established by the Board from time to time.

     All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. The expenses of administering the Plan shall be paid by the Company.

     No  member  of  the  Board  shall  be  liable  for  any  action   taken  or
determination made in good faith with respect to the Plan or any Option granted hereunder.

     All references herein to the "Board" shall, if the context so requires, also be deemed to refer to any Committee designated by the Board to administer the Plan. Any Committee from time to time, and whenever requested, shall report to the Board on its administration of the Plan and the actions it has taken.

V.   Eligibility.

     Options may be granted to officers, directors and employees of the Company and other persons responsible for the success of the Company in the sole discretion of the Board and as otherwise set forth herein. In determining the persons to whom Options shall be granted and the type of Option, the Board shall take into account such factors as the Committee shall deem reasonable and appropriate in connection with accomplishing the purposes of the Plan.

VI.  Stock Subject to the Plan; Adjustments.

     The maximum number of shares of Stock that may be optioned or purchased pursuant to the Plan shall be 750,000 shares, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants of Options under the Plan.

     In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to any Option; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with applicable requirements of the Code.

VII. Option Grants.

     Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement, in such form and containing such terms and conditions as the Board shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, as applicable.

     (a) Number of Shares. Each Option Agreement shall state the number of shares of Stock to which the Option relates. In no event shall any Participant receive grants of Options in any one calendar year to acquire in excess of 200,000 shares of Stock.

     (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

     (c) Option Price. Each Option Agreement shall state the Option price. The Option price shall be subject to adjustment as provided in Section 6 hereof. The date as of which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a different grant date is specified in such resolution.

     (d) Method and Time of Payment. The Option price shall be paid in full, at the time of exercise, in cash or in shares of Stock having a Fair Market Value on the date of exercise equal to such Option price or in a combination of such cash and Stock or, in the sole discretion of the Board (i) through a cashless exercise procedure whereby the Participant may pay the exercise price by directing that shares otherwise deliverable upon exercise of the Option (valued at the at Fair Market Value of such shares as of the date of exercise) be withheld, (ii) through the delivery of an irrevocable written notice instructing the Company to deliver the shares deliverable upon exercise of the Option to a broker selected by the Company, subject to the broker's written guarantee to deliver cash to the Company in the full amount of the exercise price due on the Option exercise or (iii) delivery of a promissory note in form specified by the Company. The portion of any Option relating to Stock being withheld in payment of the exercise price shall be deemed surrendered and canceled.

     (e) Term and Exercisability of Options. Each Option shall be exercisable in the manner determined by the Board and as provided in the Option Agreement;

provided, however, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Board. The exercise period shall be subject to earlier termination as provided in Section 7(f) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered to the Company, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Company receives such notice.

     (f) Termination. The Board shall have the exclusive authority to determine if, and for how long, and under what conditions the Option may be exercised after termination of a Participant's employment with or service to the Company, including by reason of the Participant's death; provided, however, that in no event will an Option continue to be exercisable beyond the expiration date of such Option.

     (g) Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 7.

           (i) Option Price. The Option price shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant of such Incentive Stock Option.

          (ii) Value  of  Shares.   The   aggregate   Fair  Market  Value
(determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

          (iii) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

VIII. General Provisions.

     (a) Compliance with Legal Requirements. The Plan and the granting and exercising of Options, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

     (b) Nontransferability. Options shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or such Participant's guardian or legal representative.

     (c) No Right To Continued Employment. Nothing in the Plan or in any Option or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

     (d) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares. Each Participant shall have the right to pay any or all required withholding taxes by delivering to the Company shares of Stock already owned. The Company may authorize the Participant to pay any or all required withholding taxes by directing that shares otherwise deliverable upon exercise of the Option be withheld.

     Upon the disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition. Each Participant shall have the right to pay any or all of such required withholding taxes by delivering to the Company shares of Stock already owned.

     (e) Amendment and Termination of the Plan. The Board or any Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any material rights of any Participant, without such Participant's consent, under any Option theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate ten years after the earlier of the adoption of the Plan by the Board or the approval of the Plan by stockholders of the Company. If the Plan is terminated, any unexercised Options shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

     (f) Participant Rights. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate for such shares.

     (g) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Board shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Nevada without giving effect to the conflict of laws principles thereof.

     (i) Beneficiary. A Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

     (j) Interpretation. With respect to Participants subject to Section 16 of the Exchange Act, the Plan is intended to comply with all applicable provisions of Rule 16b-3 promulgated thereunder (as such Rule may be amended from time to time) and all provisions hereof shall be construed in a manner to so comply. With respect to Participants subject to Section 16, all Options granted hereunder shall be granted and may be exercised only in such a manner as to conform to such Rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to the applicable provisions of such Rule.

                          CVF TECHNOLOGIES CORPORATION                     PROXY
                                916 Center Street
                            Lewiston, New York 14092

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jeffrey I. Dreben and Robert B. Nally, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all Shares, $0.001 par value per share ("Shares") of CVF Technologies Corporation (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT THE BUFFALO MARRIOTT HOTEL, 1340 MILLERSPORT HIGHWAY, AMHERST, NEW YORK ON JUNE 22, 2000, AT 11:00 A.M., NEW YORK TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1.  ELECTION OF DIRECTORS
    [ ] FOR ALL NOMINEES LISTED BELOW          [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary below)   to vote for all nominees listed
                                               below

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

  Jeffrey I. Dreben; Robert H. Glazier; Robert B. Nally; and George A. Khouri.

2.  APPROVAL OF 2000 STOCK OPTION PLAN

    [ ]      FOR APPROVAL OF 2000 STOCK OPTION PLAN

    [ ]      AGAINST APPROVAL OF 2000 STOCK OPTION PLAN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR PROPOSALS 1 AND 2. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 ABOVE AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTER REFERRED TO IN 3 ABOVE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                  Dated: ________________, 2000

        PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE(S). A corporation is requested to sign its name by its President or other authorized officer, with the office held so designated. A partnership should sign in the partnership name by an authorized person. Executors, administrators, trustees, guardians and corporate officers are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD BOTH SIGN.

        -----------------------------------------
        -----------------------------------------
        (Signature of Stockholder(s))

     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.